UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 27, 2002


                        Commission File Number 001-10304

                               CONDOR GOLD CORP.
                               -----------------
                      (Formerly Ripped Canada Artists Inc.)


                                    ONTARIO



              390 BAY STREET, SUITE 1620
              TORONTO, ONTARIO, CANADA                    M5H 2Y2


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  416.368.6161

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The previous auditor of Condor Gold Corp. (formerly Ripped Canada Artists Inc., hereinafter referred to as the "Corporation"), Wm. Andrew Campbell, Chartered Accountant, was not proposed for re-appointment at the annual and special meeting of shareholder of the Corporation held August 26, 2002 (the "Meeting"). The auditor's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. The decision to change auditors was considered and approved by the board of directors of the Corporation. During either of the past two financial years covering the Corporation's audited financial statements and during the period November 30, 2001 until August 26, 2002, there were no disagreements with the former auditor, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former auditor's satisfaction, would have caused it to make reference to the subject matter of any disagreements in connection with its report.

Pursuant to a resolution of the shareholders of the Corporation passed at the Meeting, SF Partnership, LLP, Chartered Accountants was appointed to hold office as auditors of the Corporation effective on the closing of the Securities Exchange Agreement on September 20, 2002 until the close of the next annual meeting of shareholders of the Corporation at a remuneration to be fixed by the board of directors of the Corporation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.





Dated:  October 9, 2002          Signed: /s/ Alexander Stewart
      -------------------                -------------------------------------

                                   Title: Chief Executive Officer
                                         -------------------------------------

                    WM. ANDREW CAMPBELL, CHARTERED ACCOUNTANT
                       Suite 420, 111 Richmond Street West
                                Toronto, Ontario
                                     M5H 2G4



October 4, 2002

Private and Confidential

United States Securities and Exchange Commission


Dear Sirs/Mesdames:

Re:  Condor Gold Corp. (formerly Ripped Canada Artists Inc.)(the "Corporation")
     - Notice of Change of Auditor

In accordance with Item 304(a) of Regulation S-B, I hereby confirm that I have received and have read the disclosure to be filed under Item 4 of Form 8-K regarding the Notice of Change of Auditor of the Corporation which is attached hereto as Schedule "A" (the "Disclosure") and that I agree with the information contained in such Disclosure.

Yours truly,



/s/
Wm. Andrew Campbell
Chartered Accountant


cc:      Condor Gold Corp (formerly Ripped Canada Artists Inc.)
         SF Partnership, LLP

                                  Schedule "A"

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The previous auditor of Condor Gold Corp. (formerly Ripped Canada Artists Inc., hereinafter referred to as the "Corporation"), Wm. Andrew Campbell, Chartered Accountant, was not proposed for re-appointment at the annual and special meeting of shareholder of the Corporation held August 26, 2002 (the "Meeting"). The auditor's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. The decision to change auditors was considered and approved by the board of directors of the Corporation. During either of the past two financial years covering the Corporation's audited financial statements and during the period November 30, 2001 until August 26, 2002, there were no disagreements with the former auditor, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former auditor's satisfaction, would have caused it to make reference to the subject matter of any disagreements in connection with its report.

Pursuant to a resolution of the shareholders of the Corporation passed at the Meeting, SF Partnership, LLP, Chartered Accountants was appointed to hold office as auditors of the Corporation effective on the closing of the Securities Exchange Agreement on September 20, 2002 until the close of the next annual meeting of shareholders of the Corporation at a remuneration to be fixed by the board of directors of the Corporation.